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                                  EXHIBIT 10(e)




Dear Stockholder:

         You are a stockholder of Marc Pharmaceuticals, Inc. (the "Company") and you own XXX shares of the Company's common stock, par value $.0001 (the "Common Stock").

         The Company will file a Registration Statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission for the initial public offering of the Common Stock.

         In connection with the Company's pending initial public offering, during the period commencing on the effective date of the Registration Statement and ending twelve (12) months thereafter you:

                  (i) agree not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without the prior written consent of the Company;

                  (ii) agree not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of the Company; and

                  (iii) authorize the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which you are the record holder and, in the case of any such shares or securities for which you are the beneficial but not the record holder, agree to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

         You hereby represent and warrant that you have the full power and authority to enter into the agreements set forth herein, and that, upon request, you will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive your death or incapacity and any of your obligations shall be binding upon your heirs, personal representatives, successors, and assigns.

   Please return an executed copy of this letter to:  Marc Pharmaceuticals, Inc.
                                                           Attn: Amy Kopisz
                                                           One Canterbury Green,
                                                           8th Floor
                                                           Stamford, CT 06901


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                                        Very truly yours,

                                        MARC PHARMACEUTICALS, INC.

                                        By:__________________________________
                                           Name:
                                           Title:


ACKNOWLEDGE AND AGREED:

By:      ___________________________

Name:    ___________________________


Number of shares of Common Stock owned:             ________________

Certificate Numbers:                                ________________





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